EXECUTION VERSION
Exhibit 10.2
SECOND AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT
WITH SETH A. RAVIN

THIS SECOND AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of April 1, 2023 (the “Amendment Effective Date”), by and between Rimini Street, Inc., a Delaware corporation (the “Company”), and Seth A. Ravin (“Executive”).

WHEREAS, the Company and Executive entered into an Amended and Restated Employment Agreement as of January 6, 2017, as amended by the First Amendment thereto dated June 3, 2020 (as amended, the “Employment Agreement”);

WHEREAS, the Company and Executive desire to further amend the Employment Agreement in the manner reflected herein; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company has approved the amendment of the Employment Agreement in the manner reflected herein;

NOW, THEREFORE, in consideration of the promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby agree as follows, effective as of the Amendment Effective Date:

1.    Compensation. The first sentence of both Section 3(a) and Section 3(b) of the Employment Agreement are each hereby revised to delete “$400,000 USD (four hundred thousand United States dollars)” and replace it with “$475,000 USD (four hundred seventy-five thousand United States dollars).”

2.    Counterparts. This Amendment may be executed in one or more facsimile, electronic or original counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.

3.    Ratification. All terms and provisions of the Employment Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Employment Agreement” in this Amendment or to “this/the Agreement” in the Employment Agreement shall include the terms contained in this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, in the case of the Company by a duly authorized officer, effective as of the Amendment Effective Date.

RIMINI STREET, INC.

By:	/s/ Michael L. Perica
Name: Michael L. Perica
Title: EVP and Chief Financial Officer (Pursuant to authority conferred by the Compensation Committee of the Rimini Street, Inc. Board of Directors)
EXECUTIVE
/s/ Seth A. Ravin
Seth A. Ravin